Exhibit 99.2

GrabAGun, a Mobile-Focused Online Firearms Retailer Defending the Second Amendment, to Become a Public Company through a Business Combination with Colombier Acquisition Corp. II

●	GrabAGun is a fast growing, digitally native retailer of firearms and ammunition (“F&A”), related accessories and other outdoor enthusiast products focused on the next generation of firearms enthusiasts, sportsmen and defenders

●	Company’s premier, technology-first, mobile-focused and scalable eCommerce platform utilizes proprietary inventory and order management systems, incorporating AI to streamline the customer journey and enable a seamless user experience

●	Established retailer in a highly fragmented, growing and increasingly younger-skewing $25 billion market, providing a strong alternative to traditional model of firearm access

●	Donald Trump Jr. is serving as an advisor to GrabAGun ahead of the anticipated transaction close in the summer of 2025 and will become an equity holder in the business upon the closing of the business combination

●	Company boasts strong and scalable financial profile with revenues of $99.5 million over the last twelve months as of September 30, 2024, positive cash flow and strong margins

●	GrabAGun will defend the Second Amendment in the public markets against cancellation and corporate weaponization by opposition groups trying to take away Americans’ rights

Coppell, Texas – January 6, 2025 – Metroplex Trading Company, LLC (doing business as GrabAGun) (the “Company” or “GrabAGun”), an online retailer of firearms, ammunition and related accessories, and Colombier Acquisition Corp. II (“Colombier II”) (NYSE: CLBR), a special purpose acquisition company led by Omeed Malik, a distinguished entrepreneur and investor with extensive experience in digital marketplace transactions, today announced that the companies have entered into a definitive business combination agreement. After the anticipated closing in the summer of 2025, the combined company will be named GrabAGun Digital Holdings Inc. and its shares are expected to trade on the New York Stock Exchange (“NYSE”) under the symbol “PEW”. Colombier II shares currently trade on the NYSE under the symbol “CLBR”.

Donald Trump Jr., a newly appointed advisor to the Company, commented, “It’s truly important to me to only support and invest in companies that actually share my pro-American values, which is exactly why I’m so excited to announce our partnership with GrabAGun. Much like Truth Social, PublicSquare and Rumble have led the charge to protect the First Amendment, GrabAGun will do the same for the Second Amendment. In an age where our right to bear arms is under constant attack from anti-gun politicians and woke corporations, GrabAGun has developed a powerful, scalable platform that offers unmatched selection and service to Americans who wish to legally buy and own a firearm. Backed by the exceptional leadership of Colombier II, I believe that CEO Marc Nemati and his team will revolutionize this industry, and I look forward to partnering with them and leveraging our combined resources to protect our fundamental rights, while driving significant growth for the company, as we move into 2025.”

Founded in 2010, GrabAGun offers a large assortment of sporting firearms, ammunition and accessories to suit enthusiasts of all ages, backgrounds and experience levels. The Company is an established market leader in the $25 billion F&A industry. As broader consumer behavior continues to shift toward mobile online shopping versus in-store, GrabAGun is positioned to benefit from a shift in both use and demographic composition from its historically older, hunting-focused marketplace to a tech-savvy, younger generation of enthusiasts, sportsmen and defenders looking for a shopping experience in line with their mobile-first preferences. GrabAGun leverages proprietary inventory and order management systems to enable seamless fulfillment and data management, industry leading pricing and attractive margins in line with rigorous, comprehensive U.S. Bureau of Alcohol, Tobacco, Firearms and Explosives (ATF)-licensed regulatory and legal requirements.

Key Investment Highlights

●	Leading eCommerce Firearms & Accessories Platform: GrabAGun is positioned to be a leading U.S. digital firearms mobile-focused retail platform for the next generation of buyers

●	Favorable Industry Tailwinds & Demographic Shifts: Millennial and Gen Z firearm buyers are primed to disrupt the firearms market with digital, mobile-first retail preferences

●	Customer-Centric Model: Customer journey is supported with a robust catalog, shoot now/pay later consumer financing, flexible delivery options and U.S.-based customer service team

●	Premier, Technology-First & Scalable Platform: Proprietary tech stack, including AI-driven listings, demand prediction and automated procurement systems

●	Competitive Position with Meaningful Barriers to Entry: Procurement platform and supplier integrations provide pricing and inventory optimization edge

●	Unparalleled Marketing Opportunity: High impact customer outreach marketing capabilities, amplified by Colombier’s unique media position

●	Impressive Financial Performance: Cash flow generative business expected to benefit from scale efficiencies as top line grows

●	Strategic Asset at the Heart of the Industry: Foundation for Second Amendment (2A) sector consolidation and optimization

“GrabAGun has been one of the leaders in modernizing the shooting sports industry by leveraging its cutting-edge technology platform, advanced software solutions and seamless eCommerce experience,” said Marc Nemati, Chief Executive Officer of GrabAGun. “In an industry that has historically been slow to adopt modern technology, we have developed a scalable solution that delivers a best-in-class buying experience to customers nationwide. Through this transformative partnership with Colombier II, we gain the strategic funding and media expertise needed to amplify our reach and scale operations even further. Combined with our strong and visionary management team, this collaboration positions us to capitalize on numerous significant growth opportunities and deliver long-term value to our stakeholders.”

“GrabAGun, armed with equity currency and cash from this transformative transaction, is positioning itself to consolidate the 2A sector and modernize the firearms buying experience,” continued Omeed Malik, CEO and Chairman of Colombier II. “The company has already demonstrated remarkable growth through innovative customer outreach programs, but we see an untapped opportunity ahead. By introducing GrabAGun into our proprietary independent media portfolio, this transaction can unlock a whole new group of customers. Just as Colombier I propelled PublicSquare to tremendous growth, we believe we can deliver the same success here, driving attention, expanding GrabAGun’s user base, attracting new investors and accelerating its revenue growth.”

Transaction Overview

The board of directors of Colombier II has approved the transaction. The transaction will require the approval of the equity holders of GrabAGun and the shareholders of Colombier II. All the equity holders of GrabAGun have entered into support agreements under which they have agreed to vote in favor of the transaction. The transaction is subject to other customary closing conditions.

The transaction is valued at $150 million with the current equity holders of GrabAGun receiving $100 million of stock (valued at $10.00 per share) in the combined company and $50 million of cash. All funds delivered to the combined company in connection with the transaction will be used to finance strategic acquisitions in the 2A space, fund and accelerate future growth initiatives, seek consolidation opportunities, pay transaction expenses and for other general corporate purposes.

GrabAGun’s existing equity holders and management are rolling two-thirds of their equity into the transaction. The combined company’s shares of common stock that GrabAGun equity holders receive in the transaction and the combined company’s shares of common stock that Colombier II’s sponsor receives in the transaction in exchange for its founder shares will be subject to lock-up restrictions.

Ellenoff Grossman & Schole LLP is serving as legal counsel to Colombier II in the transaction.

Stephens Inc. served as exclusive financial advisor to GrabAGun in its business combination with Colombier Acquisition Corp. II and Olshan Frome Wolosky LLP served as legal counsel to GrabAGun in the transaction.

Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, will be available in a current report on Form 8-K to be filed by Colombier II with the U.S. Securities and Exchange Commission (the “SEC”) and at www.sec.gov.

About GrabAGun

We are defenders. We are sportsmen. We are outdoorsmen. We believe that it is our American duty to help everyone, from first-time buyers to long-time enthusiasts, understand and legally secure their firearms and accessories. That’s why our arsenal is fully packed, consistently refreshed, and always loaded with high-quality, affordable firearms and accessories. Industry-leading brands that GrabAGun works with include Smith & Wesson Brands, Sturm, Ruger & Co., SIG Sauer, Glock, Springfield Armory and Hornady Manufacturing, among others.

GrabAGun is a fast growing, digitally native eCommerce retailer of firearms and ammunition, related accessories and other outdoor enthusiast products. Building on the Company’s proprietary software expertise, the Company’s eCommerce site has become one of the leading firearm retail websites. In addition to its eCommerce excellence, GrabAGun has developed industry-leading solutions that revolutionize supply chain management, combining dynamic inventory and order management with AI-powered pricing and demand forecasting. These advancements enable seamless logistics, efficient regulatory compliance and a streamlined experience for customers.

About Colombier Acquisition Corp. II

Colombier II is a blank check company formed for the purpose of effecting a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. While Colombier II may pursue an acquisition opportunity in any business, industry, sector or geographical location, it intends to focus on industries that complement the management team’s background and network, such as companies categorized by Entrepreneurship, Innovation and Growth (EIG), including but not limited to parallel economies, the return of products and services developed within the United States, sectors with impaired value due to certain investor mandates and businesses within regulated areas that are disrupting inefficiencies related thereto. Please visit Investor Relations :: Colombier Acquisition Corp II (CLBR) for more information.

Additional Information and Where to Find It

GrabAGun, Colombier and Pubco intend to file with the SEC a registration statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of Colombier II and a prospectus in connection with the proposed business combination (the “Business Combination”) among Colombier II, Pubco and GrabAGun pursuant to a business combination agreement (the “Business Combination Agreement”). The definitive proxy statement and other relevant documents will be mailed to shareholders of Colombier II as of a record date to be established for voting on the proposed Business Combination. SHAREHOLDERS OF COLOMBIER II AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH COLOMBIER II’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT COLOMBIER II, GRABAGUN, PUBCO AND THE BUSINESS COMBINATION. Shareholders will also be able to obtain copies of the Registration Statement and the joint proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Colombier Acquisition Corp. II, 214 Brazilian Avenue, Suite 200-J, Palm Beach, FL 33480, e-mail: CLBR@icrinc.com.

Participants in the Solicitation

Pubco, Colombier II, GrabAGun and their respective directors, executive officers and members, as applicable, may be deemed to be participants in the solicitation of proxies from the shareholders of Colombier II in connection with the Business Combination. Colombier II’s shareholders and other interested persons may obtain more detailed information regarding the names, affiliations and interests of certain of Colombier II executive officers and directors in the solicitation by reading Colombier II’s final prospectus filed with the SEC on November 20, 2023 in connection with Colombier II’s initial public offering (“IPO”), Colombier II’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on March 25, 2024, and Colombier II’s other public filings with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination, which may, in some cases, be different from those of shareholders generally, will be set forth in the Registration Statement relating to the Business Combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, references with respect to the anticipated benefits of the proposed Business Combination; GrabAGun’s ability to successfully execute its expansion plans and business initiatives; the sources and uses of cash of the proposed Business Combination; the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed Business Combination; and expectations related to the terms and timing of the proposed Business Combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of GrabAGun’s and Colombier II’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of GrabAGun and Colombier II. These forward-looking statements are subject to a number of risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; the inability to recognize the anticipated benefits of the Business Combination; the inability of GrabAGun to maintain, and Pubco to obtain, as necessary, any permits necessary for the conduct of GrabAGun’s business, including federal firearm licenses issued pursuant to the Gun Control Act, 18 USC 921 et seq. and special occupational taxpayer stamps issued pursuant to the National Firearms Act, 26 USC 5849 et seq.; the disqualification, revocation or modification of the status of those persons designated by GrabAGun as Responsible Persons, as such term is defined in 18 U.S.C. 841(s); the ability to maintain the listing of Colombier II’s securities on a national securities exchange; the ability to obtain or maintain the listing of Pubco’s securities on the NYSE following the Business Combination; costs related to the Business Combination; changes in business, market, financial, political and legal conditions; risks relating to GrabAGun’s operations and business, including information technology and cybersecurity risks and demand, and deterioration in relationships between GrabAGun and its employees; GrabAGun’s ability to successfully collaborate with business partners; demand for GrabAGun’s current and future offerings; risks that orders that have been placed for GrabAGun’s products are cancelled or modified; risks related to increased competition; risks that GrabAGun is unable to secure or protect its intellectual property; risks of product liability or regulatory lawsuits relating to GrabAGun’s products and services; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the risk that the Business Combination may not be completed in a timely manner, or at all, which may adversely affect the price of Colombier II’s securities; the risk that the Business Combination may not be completed by Colombier II’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Colombier II; the failure to satisfy the conditions to the consummation of the Business Combination; the outcome of any legal proceedings that may be instituted against GrabAGun, Colombier II, Pubco or others following announcement of the proposed Business Combination and transactions contemplated thereby; the ability of GrabAGun to execute its business model; and those risk factors discussed in documents of Pubco and Colombier II filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Colombier II nor GrabAGun presently know or that Colombier II and GrabAGun currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Colombier II’s, Pubco’s and GrabAGun’s expectations, plans or forecasts of future events and views as of the date of this press release. Colombier II, Pubco and GrabAGun anticipate that subsequent events and developments will cause Colombier II’s, Pubco’s and GrabAGun’s assessments to change. However, while Colombier II, Pubco and GrabAGun may elect to update these forward-looking statements at some point in the future, Colombier II, Pubco and GrabAGun specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by Colombier II. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities law.

Contacts:

Investors & Media

CLBR@icrinc.com

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